UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
November 22, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 1-11775
TIMCO AVIATION SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)
(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
See the description in Item 8.01 of this Form 8-K below.
Item 8.01. Other Events.
On November 22, 2005, the Company’s previously announced one-new-share-for 40-old shares reverse split of its outstanding common stock became effective. Based on the 479,619,301 shares of the Company’s common stock outstanding immediately prior to the effectiveness of the reverse split, the Company had 11,990,483 shares of its common stock outstanding after the effectiveness of the reverse split.
On November 22, 2005, the Company closed its previously announced rights offering (the “Rights Offering”), which was conducted pursuant to the terms of the Company’s Registration Statement on Form S-1 (file no. 333-126979), and all amendments thereto, including the prospectus which is a part thereof dated October 21, 2005 (collectively, the “Registration Statement”). In the Rights Offering, the Company was selling shares of its authorized but unissued post-reverse split common stock to its stockholders of record on October 19, 2005 for a subscription price of $4.80 per share. In the Rights Offering, the Company received and accepted the following subscriptions:
1.	cash subscriptions to purchase 5,491,190 post-reverse split shares of the Company’s common stock for an aggregate cash purchase price of $26,357,712; and

2.	a subscription from LJH Ltd. (“LJH”), an entity controlled by Lacy Harber, the Company’s principal stockholder, to purchase 3,959,837 post-reverse split shares of the Company’s common stock for an aggregate purchase price of $19,007,218 using the proceeds of a loan due from the Company to LJH.
At the closing of the Rights Offering, the Company issued an aggregate of 9,451,027 shares of its post reverse split common stock. After completion of the Rights Offering, the Company has 21,441,510 shares outstanding, and Mr. Harber owns 42.5% of the Company’s outstanding common stock.
Prior to the closing of the Rights Offering, the Company filed an amendment to its certificate of incorporation with the Secretary of State of Delaware. In that amendment, the Company effected the following changes to its Certificate of Incorporation, all of which were previously approved by the holders of more than a majority of the Company’s outstanding shares at a meeting held on October 7, 2005:
•	an amendment declassifying the Company’s Board of Directors so that all of the Company’s directors are elected annually;

•	an amendment reducing the Company’s authorized shares of common stock from 500 million shares to 100 million shares; and

•	an amendment effecting the one-new-share-for-40-old-shares reverse split of the Company’s outstanding common stock, with the Company’s authorized shares remaining at 100 million shares.
The form of the Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Delaware Secretary of State, is attached hereto as Exhibit 2.1 and is hereby incorporated herein by reference.
On November 22, 2005, the Company issued a press release announcing the closing of the Rights Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Subsequent to the closing of the Rights Offering, the Company intends to file a post-effective amendment to the Registration Statement relating to the future resale of the 3,959,837 shares sold to Mr. Harber and the 2,233,442 shares sold to Owl Creek Asset Management LP in the Rights Offering.
The following table sets forth (1) the Company’s actual capitalization as of September 30, 2005, (2) the Company’s pro forma capitalization as of September 30, 2005 as if on that date the August 2005 tender offer, which closed on October 12, 2005, had been completed, and (3) the Company’s pro forma capitalization as of September 30, 2005 as if on that date (x) the August 2005 tender offer had been completed as set forth in (2) above, (y) the LJH Note had been used to purchase shares in the Rights Offering, and (z) the Company had completed the cash portion of the Rights Offering as described above.
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(all amounts in thousands)	September 30, 2005
	(1)			(2)				(3)
	Actual	Adjustments		Pro Forma		Adjustments		Pro Forma
	Unaudited	Unaudited		Unaudited		Unaudited		Unaudited
Revolving loan	$7,520	$—		$7,520		$—		$7,520
Notes payable to financial institutions	23,018	—		23,018		—		23,018
Capital lease obligation	4,240	—		4,240		—		4,240
Related party term loan	18,321	—		18,321		(18,321	)(C)	—
Old senior subordinated notes due 2008	16,247	—		16,247		—		16,247
New senior subordinated convertible PIK notes due 2006	61,437	(60,216	)(A)	1,221	(D)	—		1,221
Junior subordinated convertible PIK notes due 2007	947	(312	)(A)	635	(D)	—		635

Total debt	$131,730	$(60,528)		$71,202		$(18,321)		$52,881

Stockholders’ equity (deficit):
Preferred stock, $0.01 par value, 1,000 shares authorized, none outstanding, 15 shares designated series A junior participating	$—	$—		$—		$—		$—
Common Stock, $0.001 par value, 100,000 shares authorized, 6,414 shares issued and outstanding on September 30, 2005, 11,990 shares issued and outstanding pro forma, and 21,441 shares issued and outstanding pro forma	6	6	(B)	12		9	(C)	21

Additional paid in capital	239,350	60,583	(B)	299,933		44,670	(C)	344,603
Accumulated other comprehensive loss, net of tax	(341)	—		(341)		—		(341)
Accumulated deficit	(280,789)	(155	)(B)	(280,944)		(736	)(C)	(281,680)

Total stockholders’ (deficit) equity	$(41,774)	$60,434		$18,660		$43,943		$62,603

Total capitalization	$89,956	$(94)		$89,862		$25,622		$115,484

(A)	Represents the results of the August 2005 tender offer, which closed on October 12, 2005.

(B)	Reflects: (i) the issuance of 4,063 shares to the holders of the New Senior Notes and Junior Notes upon the tendering of such Notes; and (ii) the issuance of 1,514 shares to the Company’s principal stockholder upon the partial exercise of the LJH Warrant. After the closure of the August 2005 tender offer and the partial exercise of the LJH Warrant, the Company has 11,990 shares of common stock outstanding.

(C)	Reflects: (i) the issuance of 5,491 shares for cash participation in the Rights Offering; and (ii) the issuance of 3,960 shares for the use of the LJH Note to purchase shares in the Rights Offering in the manner described above (including a charge that will be recognized during the fourth quarter for the write-off of unamortized deferred financing costs). After the closure of the August 2005 tender offer described above and upon the completion of the Rights Offering, the Company will have 21,441 shares of common stock outstanding.

(D)	Upon the maturity of the remaining New Senior Notes and Junior Notes, the Company will issue an aggregate of 157 shares of its common stock, consisting of 71 shares to the holders of its New Senior Notes, 39 shares to the holders of its Junior Notes and 47 shares to LJH upon the final exercise of the LJH Warrant.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
2.1	Certificate of Amendment to Certificate of Incorporation as filed with the Secretary of State of Delaware on November 21, 2005

99.1	Press Release issued November 22, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ James H. Tate

James H. Tate, Executive Vice President, Chief Administrative Officer and Chief Financial Officer

Dated: November 22, 2005

Index to Exhibits

Exhibit Number	Description of Exhibit

2.1	Certificate of Amendment to Certificate of Incorporation as filed with the Secretary of State of Delaware on November 21, 2005

99.1	Press Release issued November 22, 2005

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